                                                                    Exhibit 10.9

                                                                  CONFORMED COPY








                                      NOTE



$10,000,000                                                  New York, New York
                                                               January 24, 2000


         FOR VALUE RECEIVED, the undersigned, STYLECLICK.COM INC., a California corporation (the "BORROWER"), hereby unconditionally promises to pay to the order of USA NETWORKS, INC. (the "LENDER") at the office of Lender, located at Carnegie Hall Tower, 152 West 57th Street, York, New York 10019, in lawful money of the United States of America and in immediately available funds, the principal amount of TEN MILLION DOLLARS ($10,000,000), or, if less, the unpaid principal amount of the Loan made by the Lender pursuant to subsection 2.1 of the Credit Agreement, as hereinafter defined. The principal amount shall be paid in the amounts and on the dates specified in subsection 2.3 of the Credit Agreement. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in subsections 2.3 and 2.5 of such Credit Agreement.

         The holder of this Note is authorized to endorse on the schedule annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each advance of the Loan and the date and amount of each payment or prepayment of principal with respect thereto. Each such endorsement shall constitute PRIMA FACIE evidence of the accuracy of the information endorsed. The failure to make any such endorsement shall not affect the obligations of the Borrower in respect of such advance of the Loan.

         This Note (a) is the Note referred to in the Credit Agreement dated as of January 24, 2000 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), between the Borrower and the Lender, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the nature and extent of the security, the terms and conditions upon which the security interests were granted and the rights of the holder of this Note in respect thereof.

         Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

         All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

         Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND
INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW
YORK.

                                        STYLECLICK.COM INC.



                                        By:   /s/ Barry Hall
                                           -----------------------------------
                                        Name:   Barry Hall
                                              --------------------------------
                         Title: Chief Financial Officer
                                              --------------------------------

                                                                        Schedule



                       ADVANCES AND PAYMENTS OF PRINCIPAL



                                             Amount of Principal          Unpaid Principal          Notation Made
     Date           Amount of Loans                Prepaid                Balance of Loans                By
